MML Series Investment Fund

MML Foreign Fund

Supplement dated December 14, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information found in the table under Performance Information (on page 22 of the Prospectus) for the MML Foreign Fund:

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Foreign Fund	1.44%	5.40%	0.59%
Service Class I	MML Foreign Fund	1.18%	5.13%	0.34%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)[1]		4.50%	5.00%	0.96%
MSCI EAFE Index (reflects no deduction for fees or expenses)		1.00%	6.53%	0.75%

(1)	Going forward, the Fund’s performance benchmark index will be the MSCI ACWI ex USA rather than the MSCI EAFE Index because the MSCI ACWI ex USA more closely represents the Fund’s investment strategy.

Effective immediately, the following information supplements the information found under the heading Index Descriptions (beginning on page 135 of the Prospectus):

The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deductions for fees or expenses and cannot be purchased directly by investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

F-17-02

L7352-17-08

MML Series Investment Fund

MML Income & Growth Fund

Supplement dated December 14, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements. This supplement replaces the supplement dated December 8, 2017.

Effective immediately, the following information replaces similar information found in the table under Performance Information (on page 43 of the Prospectus) for the MML Income & Growth Fund:

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Income & Growth Fund	16.40%	12.12%	4.80%
Service Class	MML Income & Growth Fund	16.10%	11.84%	4.52%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)[1]		17.34%	14.80%	5.72%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		11.96%	14.66%	6.95%

(1)

Going forward, the Fund’s performance benchmark index will be the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

Effective December 4, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) replaced BlackRock Investment Management, LLC (“BlackRock”) as subadviser of the MML Income & Growth Fund.

Effective December 4, 2017, all references to BlackRock are hereby removed.

Effective December 4, 2017, the following information replaces similar information found (on page 40 of the Prospectus) under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:

The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 80-120 securities. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.

Effective December 4, 2017, the following information replaces the information found (on page 43 of the Prospectus) under the headings Subadviser and Portfolio Managers in the section titled Management:

Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Portfolio Managers:

Mark Giambrone is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Michael B. Nayfa, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Ray Nixon Jr. is an Executive Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Lewis Ropp

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Ropp joined Barrow Hanley in 2001 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Ropp was employed by Frost Securities where he was a senior equity analyst and a managing director of the Energy Group. Mr. Ropp also served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IG-17-02

L7352-17-09

MML Series Investment Fund

MML Small/Mid Cap Value Fund

Supplement dated December 14, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information found in the table under Performance Information (on page 75 of the Prospectus) for the MML Small/Mid Cap Value Fund:

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Small/Mid Cap Value Fund	25.10%	16.30%	6.02%
Service Class	MML Small/Mid Cap Value Fund	24.83%	16.02%	5.77%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)[1]		25.20%	15.04%	6.94%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)		17.59%	14.54%	7.69%

(1)

Going forward, the Fund’s performance benchmark index will be the Russell 2500 Value Index rather than the Russell 2500 Index because the Russell 2500 Value Index more closely represents the Fund’s investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SMCV-17-01

L7352-17-10